                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                March 25, 1998



                            Duquesne Light Company
                            ----------------------
            (Exact name of registrant as specified in its charter)



           Pennsylvania                    1-956                  25-0451600
           ------------                    -----                  ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                              411 Seventh Avenue
                        Pittsburgh, Pennsylvania  15219
                        -------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 393-6000



                                      N/A
         (Former name or former address, if changed since last report.)

Items 1-4.  Not applicable.


Item 5.  Other Events.

     On March 25, 1998, two Pennsylvania Public Utility Commission (PUC) administrative law judges recommended that a decision on the proposed merger of Registrant's parent, DQE, Inc. and Allegheny Energy, Inc. (AYE) be deferred for up to 18 months to allow the companies to address market power concerns. If the PUC follows this recommendation, the proposed merger, originally anticipated to be consummated in mid-1998, may not occur.

     In two other decisions issued at the same time, the judges recommended approval, with modifications, of the restructuring plans of Registrant and of AYE's utility subsidiary, West Penn Power.

     Parties in the merger and restructuring proceedings may file exceptions to the judge's decisions; Registrant anticipates filing exceptions in mid-April. The PUC is scheduled to consider such exceptions and the recommended decisions in non-binding polls at its April 30, 1998, meeting. A final vote is set for the May 21, 1998, meeting.

     The recommended decisions regarding Registrant's restructuring plan, AYE's restructuring plan and the proposed merger cover nearly 2,000 pages, and may be viewed via the internet at http://puc.paonline.com.


Items 6-9.  Not applicable.




                       __________________________________


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Duquesne Light Company
                                                 -----------------------
                                                     (Registrant)



Date    April 7, 1998                              /s/Gary L. Schwass
        -------------                             ----------------------
                                                       (Signature)
                                                     Gary L. Schwass
                                                   Senior Vice President
                                               and Chief Financial Officer


                                       2